                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
                         AUSTINS STEAKS & SALOON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          AUSTINS STEAKS & SALOON, INC.





                                                       June 5, 2000

Dear Fellow Stockholder:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc. (the "Company") to be held at the Sheraton Airport Plaza Hotel, 3315 I-85 and Billy Graham Parkway, Charlotte, North Carolina 28208 on Wednesday, June 28, 2000 at 10:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

         During the meeting, Management will report to you on the activities and progress of the Company during this year including the business combination between the Company and The WesterN SizzliN Corporation. Management will also discuss plans for the remainder of the current year. We welcome this opportunity to talk to you about our Company and we look forward to your comments and questions.

         The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                  Sincerely,



                                  Victor F. Foti
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          AUSTINS STEAKS & SALOON, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 5, 2000


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 28, 2000, at 10:00 a.m. local time, at the Sheraton Airport Plaza Hotel, 3315 I-85 and Billy Graham Parkway, Charlotte, North Carolina 28208, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect eleven Directors to the Board of Directors to serve for the following year and until their successors are duly elected; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on May 19, 2000, are entitled to receive notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy.

                                    Sincerely,



                                    Victor F. Foti
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

Roanoke, Virginia
June 5, 2000

                          AUSTINS STEAKS & SALOON, INC.
                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL
         The enclosed Proxy is solicited on behalf of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company" or "Austins"), for use at its 2000 Annual Meeting of Stockholders to be held on June 28, 2000, at 10:00 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sheraton Airport Plaza Hotel, 3315 I-85 and Billy Graham Parkway, Charlotte, North Carolina 28208. The Company's principal executive offices are located at 317 Kimball Avenue NW, Roanoke, Virginia 24016. The Company's telephone number is (540) 345.3195.

         These proxy solicitation materials were mailed on or about June 5, 2000, to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES
         Stockholders of record at the close of business on May 19, 2000 (the "Record Date"), are entitled to receive notice of and vote at the meeting. On the Record Date, 12,103,824 shares of the Company's Common Stock, $0.01 par value, were issued and outstanding. For information regarding holders of more that 5% of the outstanding Common Stock, see "Election of Directors--Security Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES
         Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting and votes in person.

VOTING AND SOLICITATION
         Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of Directors, each stockholder will be entitled to vote for eleven nominees and the nominees with the greatest number of votes will be elected.

         The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's Directors, Officers and regular employees, without additional compensation, personally, by telephone or by telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES
         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business; and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

         Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal. Proxies which are properly signed and returned will be voted at the meeting along with the shares of Common Stock represented in person and voting. Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the eleven nominees for the Board of Directors and in accordance with the instructions of the Board of Directors as to any other matters.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
         Stockholder proposals which are intended to be presented at the Company's 2001 Annual Meeting must be received by the Company no later than January 15, 2001, in order that they may be included in the proxy statement and form of proxy for that meeting. Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                              ELECTION OF DIRECTORS

GENERAL
         Eleven Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's eleven nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a Director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

VOTE REQUIRED
         The eleven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING
         The names of the nominees and certain information about them are set forth below:


NAME OF NOMINEE                         AGE       POSITION                             SINCE
---------------                         ---       --------                             -----
J. Carson Quarles(3)(4)(5)              63        Chairman of the Board                 1999

Victor F. Foti(5)                       64        President, Chief Executive Officer    1999
                                                  and Director

Paul C. Schorr, III(2)                  63        Director                              1994

Roger D. Sack(1)                        65        Director                              1995

A. Jones Yorke(1)(4)(5)                 69        Director                              1999

Jerry D. Gardner(1)(5)                  53        Director                              1999

Ronald G. Stancil (3)(4)(5)             60        Director                              1999

Titus Greene(3)(5)                      64        Director                              1999

Thomas M. Hontzas(1)                    54        Director                              1999

J. Alan Cowart(2)(5)                    39        Director                              1999

Stanley L.  Bozeman, Jr.(2)(4)(5)       44        Director                              1999

(1)    Member of Audit Committee
(2)    Member of Compensation Committee

(3)    Member of Nominating Committee
(4)    Member of Executive Committee
(5)    Also a WesterN SizzliN Director

         JAMES CARSON QUARLES has been a Director of the Company since July 1, 1999. He has also been a Director of The WesterN SizzliN Corporation ("WesterN SizzliN") since February 26, 1996 and Chairman of the WesterN SizzliN Board since November 25, 1996. Pursuant to the Agreement and Plan of Merger by and among Austins Steaks & Saloon, Inc., Austins Acquisition Corp. and WesterN SizzliN dated April 30, 1999 (the "Merger Agreement"), WesterN SizzliN became a wholly-owned subsidiary of the Company (the "Merger"). Mr. Quarles retired as President of Southwestern Region of Central Fidelity National Bank on December 31, 1994, completing a 37 year banking career. He is a member of the Board of Directors and Chairman of the Executive Committee of Trigon Healthcare, Inc., a New York Stock Exchange company and he is a member of the Board of Visitors of Radford University. Mr. Quarles has served as Chairman of the Board of Friendship Manor, Inc., a nursing home and retirement community operation in Roanoke, Virginia for over 20 years, and in addition, he is currently on the Board of Directors of five other companies. Among his many past civic and professional affiliations, he was a past member of the Board of Directors and Executive Committee of the Virginia Bankers Association. Mr. Quarles has been inducted into the National Business Colleges' Hall of Fame.

         VICTOR F. FOTI has been the Company's President, Chief Executive Officer and a Director since July 1, 1999. Mr. Foti has been WesterN SizzliN's President and Chief Executive Officer since March 1, 1995. He has been a WesterN SizzliN Director since May 14, 1997. He was Director, Secretary, Treasurer and Executive Vice President of WesterN SizzliN from December 13, 1993 to March 1, 1995. Mr. Foti became a Certified Public Accountant in June, 1959 and was employed by the certified public accounting firm of Foti, Flynn, Lowen & Co., P.C. in Roanoke, Virginia from 1976 to July 1, 1997. Mr. Foti has been a WesterN SizzliN franchisee since July 1, 1986. Mr. Foti has served as President of the Virginia Society of CPA's; served on the Board of Directors of the Virginia Society of CPA's and the American Institute of CPA's.

         PAUL C. SCHORR, III has been a Director of the Company since August 1, 1994. Mr. Schorr served as Chairman of the Board of the Company from June 20, 1995 until July 1, 1999. For the past eleven years, Mr. Schorr has served as the President and Chief Executive Officer of ComCor Holding, Inc., a consulting firm. In addition, Mr. Schorr is a Director of Ameritas Life Insurance Corp.; The Schorr Family Company, Inc.; and National Research Corporation (a public company).

         ROGER D. SACK has served as a Director of the Company since June 26, 1995. For the past sixteen years, Mr. Sack has been associated with York Cold Storage Company, a refrigeration and storage company. Mr. Sack performs strategic planning and financial services for York Cold Storage Company. In addition, from 1980 until May 1995, Mr. Sack served as an Executive Vice President and Director of York State Co., a bank holding company and he currently serves as a Director, President and Chief Executive Officer.

         A. JONES YORKE has been a Director since 1999, and also is and has been a WesterN SizzliN Director since May 12, 1999. Mr. Yorke has been Chairman and a Director of Auerbach Financial Group, Inc., an investment firm in New York City since July 1998. Prior to that, Mr. Yorke served as a Senior Officer of Weatherly Securities and Coleman & Company Securities Corporation. He was previously President of Paine Webber, Inc. and Executive Director of the Securities and Exchange Commission. Mr. Yorke is also a Director of Davel Communications and AMNEX, Inc.

         JERRY D. GARDNER has been a Director since July 1, 1999, and has been a WesterN SizzliN Director since May 14, 1998. Mr. Gardner has been a WesterN SizzliN franchisee since 1976 and is presently the owner-operator of three restaurants in the Fort Smith, Arkansas area. Before becoming involved in the franchise business, he worked for a certified public accounting firm, entering private practice in 1973.

         RONALD G. STANCIL has been a Company Director and a WesterN SizzliN Director since November 11, 1999. He was a WesterN SizzliN Director from 1993 to 1996. Mr. Stancil has been a WesterN SizzliN Franchisee since 1975. He is presently the owner-operator of a restaurant in Oxford, Alabama.

         TITUS GREENE has been a Company Director and a WesterN SizzliN Director since November 11, 1999. He was WesterN SizzliN's Chairman of the Board and a Director from 1993 to 1996. Mr. Greene was a WesterN SizzliN franchisee from 1973 to 1996 and has been a Board Member of First Community Bank of Gastonia, North Carolina since 1993.

         THOMAS M. HONTZAS has served as Director of the Company since July 1, 1999, and has been a WesterN SizzliN Director since May 14, 1997. Mr. Hontzas was executive vice president of Deposit Guaranty Corporation in Columbus, Mississippi, a holding company with banking offices in three states. He has been with the Deposit Guaranty Corporation since 1968. Mr. Hontzas has been a WesterN SizzliN franchisee since December 20, 1979.

         J. ALAN COWART has been a Company Director and a WesterN SizzliN Director since November 11, 1999. Mr. Cowart has been a WesterN SizzliN franchisee since 1985 and is presently the owner-operator of a restaurant in Pooler, Georgia.

         STANLEY L. BOZEMAN, JR. has been a Director since July 1, 1999, and has been a WesterN SizzliN Director since April 12, 1995. Mr. Bozeman has been a WesterN SizzliN franchisee since 1979. He is presently the owner-operator of a restaurant in Griffin, Georgia. He is the General and Managing Partner of Bozeman Properties Limited Partnership and owner of Stan Bozeman Rental Property Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (a) by each Director, (b) by all Directors and Executive Officers as a group, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated, the address for these individuals is 317 Kimball Avenue, Roanoke, Virginia 24016.

NAME AND ADDRESS OF PERSON                      NO. OF SHARES             PERCENT OF CLASS(2)
--------------------------                      -------------             --------------------
Victor F. Foti                                  645,157(3)                       5.3%
President, Chief Executive
Officer and Director

Marc Sperry                                      25,000(4)                          (1)
Vice President and Chief
Operating Officer

Robert N. Collis, II                             20,000(5)                          (1)
Vice President and Chief
Financial Officer

Robert L. Bass                                   20,000(6)                          (1)
Vice President of Operations West

Dave Lawson                                          0                              (1)
Vice President of Operations East

Robyn B. Mabe                                    10,000(7)                          (1)
Secretary/Treasurer

J. Carson Quarles                                36,666                             (1)
Chairman
7323 Lamarre Circle
Roanoke, VA 24019

Stanley L. Bozeman, Jr.                         286,000(8)                       2.4%
Director
1412 North Expressway
Griffin, GA 30223
-------------------------------------------------------------------------------------

NAME AND ADDRESS OF PERSON                      NO. OF SHARES             PERCENT OF CLASS(2)
--------------------------                      -------------             --------------------
J. Alan Cowart                                     372,000 (9)                  3.1%
Director
104 Pine Lakes Avenue
Savannah, GA 31405

Jerry D. Gardner                                   323,602(10)                  2.6%
Director
2317 South 57th Street
Fort Smith, AR 72903

Titus Greene                                     2,025,000(11)                 16.3%
Director
2109 Windermere Lane
Shelby, NC 28150

Thomas M. Hontzas                                  135,152(12)                  1.1%
Director
3853 Sleepy Hollow
Jackson, MS 39211

Paul C. Schorr, III                                385,009(14)                  3.2%
Director
P.O. Box 57310
Lincoln, NE 68505

Roger D. Sack                                      229,799                      1.9%
Director
2745 East Gate Road
Lincoln, NE 68502

A. Jones Yorke                                      20,000(13)                     (1)
Director
450 park Avenue, 8thFloor
New York, NY 10022

Ronald G. Stancil                                  562,000(15)                  4.6%
Director
P.O. Box 1149
Annitson, AL 36202

All Directors and Officers as a group beneficially own 5,095,385 shares, including currently exercisable options or warrants, or 40.6% of the outstanding Common Stock as of May 19, 2000.
--------------------

         (1) Represents less than 1% of the outstanding Common Stock of the Company.

         (2) Based upon 12,103,824 shares of Common Stock outstanding as of May 19, 2000. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within sixty days upon exercise of stock options or warrants and shares, options or warrants owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options or warrants and shares, options or warrants owned indirectly. However, the shares of Common Stock so issuable upon exercise by any persons are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

         (3) This number of beneficially owned shares includes 177,222 shares owned by H-H Corporation, a corporation in which Mr. Foti has voting shares and investment power; 157,185 shares owned by VIAMAC, Inc., a corporation in which Mr. Foti has voting shares and investment power; 24,000 shares owned by A Storage on Wheels, a corporation in which Mr. Foti has voting shares and investment power; and 76,000 shares owned by Mr. Foti's spouse.

         (4) This number of beneficially owned shares includes 20,000 shares purchasable pursuant to currently exercisable options.

         (5) This number of beneficially owned shares includes 20,000 shares purchasable pursuant to currently exercisable options.

         (6) This number of beneficially owned shares includes 20,000 shares purchasable pursuant to currently exercisable options.

         (7) This number of beneficially owned shares includes 10,000 shares purchasable pursuant to currently exercisable options.

         (8) This number of beneficially owned shares includes 35,000 shares purchasable pursuant to currently exercisable options or warrants.

         (9) This number of beneficially owned shares includes 12,000 shares owned by two of Mr. Cowart's minor children.

         (10) This number of beneficially owned shares includes 25,000 shares purchasable pursuant to currently exercisable options.

         (11) This number of beneficially owned shares includes 1,172,000 shares owned by Titus Greene and Company, a family limited partnership in which Titus Greene has sole voting and dispositive power, and 287,500 shares purchasable pursuant to currently exercisable warrants.

         (12) This number of beneficially owned shares includes 13,126 shares purchasable pursuant to currently exercised options or warrants.

         (13) This number of beneficially owned shares includes 10,000 shares purchasable pursuant to currently exercisable options.

         (14) This number of beneficially owned shares includes 121,181 shares owned directly by The Schorr Family Company, Inc., in which Mr. Schorr is the President and Chief Executive Officer.

         (15) This number of beneficially owned shares includes 362,500 shares owned by Lynden, Inc., a corporation wholly-owned by Mr. Stancil, and 200,000 shares owned by RRJMG, Inc., a corporation wholly-owned by Mr. Stancil.

BOARD MEETINGS AND COMMITTEES
         The Board of Directors of the Company met five times during 1999. The Board acted on several matters in the form of consent minutes. The Board of Directors has an Audit Committee, Compensation Committee, a Nominating and Corporate Governance Committee, and an Executive Committee.

         The Audit Committee, which currently consists of Directors Jerry D. Gardner, Roger D. Sack, Thomas M. Hontzas and A. Jones Yorke, is charged with reviewing the Company's annual audit and meeting with the Company's independent accountants to review the Company's internal controls and financial management practices. In 1999, the Committee held telephone conferences and met five times.

         The Compensation Committee, which currently consists of Directors Stanley L. Bozeman, Jr., J. Alan Cowart and Paul C. Schorr, III, recommends to the Board the compensation for the Company's key employees. In 1999, the Committee held telephone conferences and met five times.

         The Nominating Committee, which currently consists of Directors Ronald
G. Stancil, J. Carson Quarles and Titus Greene, nominates candidates to serve as Directors. In 1999, the Committee met five times.

         The Executive Committee which currently consists of Directors J. Carson Quarles, Ronald G. Stancil, Stanley L. Bozeman, Jr., and A. Jones Yorke, conducts certain affairs of the Company in absence of the entire Board of Directors and as allowed by the Company's Bylaws and applicable law. In 1999, the Executive Committee did not meet.

BOARD COMPENSATION
         The Board of Directors has an Outside Directors Stock Option Plan pursuant to which all non-employee directors receive annually an automatic option grant of 1,000 shares exercisable at fair market value on the date of grant, for serving on the Board. However, no such option grants were made during 1999. All Directors were reimbursed for reasonable travel, lodging and meal expenses while attending Board or Committee meetings.

         Prior to the Merger, non-employee Directors were paid $1,000 for each Board meeting attended and $250 for each Committee meeting attended. Employee Directors do not receive compensation for their service on the Board.

         Following the Merger, both employee and non-employee Directors were paid $1,000 for each Board meeting attended and $250 for each Committee meeting attended outside of any Committee meeting held in conjunction with scheduled Board meetings. Additionally, the Directors received a $250 quarterly retainer in 1999 and will receive a $1,000 quarterly retainer during 2000.

LIST OF CURRENT OFFICERS OF THE COMPANY
         The following is a list of the names and ages of the current officers of the Company, their business history for the last five years and their term of office with the Company.


                                                       POSITION AND PRINCIPAL                                               OFFICER
NAME                      AGE                          OCCUPATION SINCE 1995                                                 SINCE
----                      ---                          ----------------------                                               -------
Victor F. Foti            64              President and Chief Executive Officer; President and Chief                           1999
                                          Executive Officer of WesterN SizzliN since March 1, 1995;
                                          Executive Vice President of WesterN SizzliN from December 31, 1993 to March 1, 1995.

Marc Sperry               42              Vice President and Chief Operating Officer since January 3, 2000;                    2000
                                          Director - National Accounts for PepsiCo, Inc. from 1988 to
                                          December 31, 1999.

Robert N. Collis, II      39              Vice President and Chief Financial Officer since July 16, 1999;                      1999
                                          C.P.A. for KPMG, LLP from 1984 to July 16, 1999, serving in various capacities and most recently as Senior Manager in the
                                          Assurance Practice.

Robert L. Bass            51              Vice President of Operations West for the Company and WesterN                        2000
                                          SizzliN since February 9, 2000; Vice President of Franchise
                                          Operations from July 1, 1999 to February 9, 2000, and for WesterN
                                          SizzliN from August 21, 1995 to February 9, 2000; Regional
                                          Management Consultant for WesterN SizzliN from 1990 to August 21,
                                          1995.

Dave Lawson               39              Vice President Operations East; Member of WesterN SizzliN's                          1999
                                          Operations staff from 1993 to February 9, 2000, serving most recently as Area Supervisor and Director of Training

Robyn B. Mabe             38              Secretary/Treasurer, Director of Accounting and Corporate                            1999
                                          Controller; WesterN SizzliN's Director of Accounting and Corporate
                                          Controller since January 1, 1994.

EXECUTIVE COMPENSATION
         SUMMARY COMPENSATION TABLE. The following table sets forth compensation paid to certain executive officers during the last fiscal year.


NAME AND
PRINCIPAL POSITION                    YEAR             SALARY            BONUS                   OTHER
------------------                    ----             ------            -----                   -----
Victor F. Foti                      1999(1)            $76,154             0                   $2,500(2)
President and Chief
Executive Officer

Paul C. Schorr, III                 1999(3)               0                0                   $2,500(2)
Chief Executive Officer
-----------------------


         (1) Following the Merger, Mr. Foti was appointed President and Chief Executive Officer on July 1, 1999 and has been and will continue to serve in such capacity. Prior to the Merger, Mr. Foti received $178,187 in compensation from WesterN SizzliN, including $96,923 in salary, and $81,264 in bonus, and $4,500 for compensation as a WesterN SizzliN Director.

         (2)      Compensation for serving as a Director.

         (3) Mr. Schorr served as the Company's Chief Executive Officer from April 1, 1996 to June 30, 1999, on an uncompensated basis.

         The following table sets forth information with respect to unexercised options and SARs, if any, during fiscal year 1999. No stock options were exercised by named executive officers in 1999.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


-------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF                  VALUE OF
                                                                         SECURITIES                UNEXERCISED
                                                                         UNDERLYING                IN-THE-MONEY
                                                                         UNEXERCISED              OPTIONS/SARS AT
                                                                       OPTIONS/SARS AT           FISCAL 1999 YEAR
                                                                       FISCAL YEAR END                 END
                                                                            (#)                        ($)
-------------------------------------------------------------------------------------------------------------------
            NAME                 SHARES              VALUE          EXERCISABLE ("EX")              EXERCISABLE
                               ACQUIRED ON          REALIZED       UNEXERCISABLE ("UN")               ("EX")
                               EXERCISE (#)           ($)                                          UNEXERCISABLE
                                                                                                      ("UN")

            (A)                   (B)                 (C)                  (D)                        (E)
-------------------------------------------------------------------------------------------------------------------
Victor F. Foti                     0                   0                    0                          0
-------------------------------------------------------------------------------------------------------------------


                        OPTION/SAR GRANTS IN FISCAL 1999
                               (INDIVIDUAL GRANTS)

-------------------------------------------------------------------------------------------------------------------
            NAME                   NUMBER OF                 PERCENT OF TOTAL          EXERCISE         EXPIRATION
                                   SECURITIES                 OPTIONS/SARS             OR BASE             DATE
                                   UNDERLYING                  GRANTED TO                PRICE
                                  OPTIONS/SARS                EMPLOYEES IN              ($/SH)
                                   GRANTED (#)                 FISCAL YEAR

             (A)                       (B)                         (C)                    (D)              (E)
-------------------------------------------------------------------------------------------------------------------
Victor F. Foti                          0                        0%
-------------------------------------------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 1999, Messrs. Foti, Schorr, Greene, Bozeman, Quarles and Gardner each filed a Form 4 out of time as a result of miscalculation of timing following a private placement of the Company's stock.

INDEPENDENT PUBLIC ACCOUNTANTS
         KPMG LLP are the independent public accountants for the Company. Representatives of KPMG LLP are expected to be present at the stockholders' meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from stockholders. The Company has selected KPMG LLP as its independent public accountants for fiscal 2000.

RELATED PARTY TRANSACTIONS
         Messrs. Foti, Bozeman, Gardner, Hontzas, Stancil and Cowart collectively own franchises with respect to nineteen (19) WesterN SizzliN Restaurants. The franchises were granted on the same terms and conditions as franchises to non-affiliated persons and these gentlemen paid the same royalty advertising and other costs as any other non-affiliated franchisee.

         V.F. Management, Inc., a corporation owned by Mr. Foti, leases chartered air service to the Company for corporate usage. Charges are made on an hourly rate believed to be competitive for chartered air service available for non-affiliated vendors. In 1999, the Company paid $62,335 to V.F. Management, Inc. since the Merger. Prior to the Merger, WesterN SizzliN paid V.F. Management, Inc. $96,156, $147,800, and $87,500 for chartered air service in 1999, 1998 and 1997, respectively.

         There are no other affiliated or related transactions between or among the Company and its Officers and Directors.

         The Board of Directors has a policy that all transactions with its Officers, Directors, employees and affiliates of the Company will be approved by a majority of disinterested Directors of the Company or a special committee of the Board of Directors consisting of disinterested persons, and will be on terms no less favorable to the Company than such Directors or committee believe would be available from unrelated third parties.

                                 OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        Robyn B. Mabe
                                        Secretary

                          AUSTINS STEAKS & SALOON, INC.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                THE ANNUAL MEETING OF STOCKHOLDERS JUNE 28, 2000

         The undersigned hereby constitutes and appoints Victor F. Foti and Robert N. Collis, II or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Austins Steaks & Saloon, Inc. to be held at the Sheraton Airport Plaza Hotel, 3315 I-85 and Billy Graham Parkway, Charlotte, North Carolina 28208 on the 28th day of June, 2000 at 10:00 a.m. local time or any adjournments thereof, as indicated hereon.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED    Please mark your
STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION  OF ALL NOMINEES   votes as indicated     /X/
FOR DIRECTOR AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.                                 in this example


 1.  Election of Directors                   J. Carson Quarles, Victor F. Foti, Paul C. Schorr III, Roger D. Sack, A. Jones Yorke,
                                             Jerry D. Gardner, Ronald G. Stancil, Titus Greene, Thomas M. Hontzas, J. Alan Cowart
                                             and Stanley L. Bozeman, Jr.


   FOR the eleven nominees       WITHHOLD    (INSTRUCTION: To withhold
    (except as marked to the     AUTHORITY    authority to vote for any
    contrary to the right)    to vote for the  individual nominee, write
                              eleven nominees  that nominee's name on the
                                 listed to      space provided below.)
                                the right.
            / /                     / /        ----------------------------------------------------------------------------------



 2. In their discretion, the proxies are authorized to vote upon such other business as may  properly come before the meeting.




                                                       Dated: _______________________________, 2000


                                                       --------------------------------------------
                                                       Signature of Stockholder


                                                       --------------------------------------------
                                                       Signature of Stockholder

                                                       Please sign exactly as your name appears at the
                                                       left.  When signing as attorney, executor,
                                                       administrator, trustee, guardian or
                                                       conservator, give full title.  All joint
                                                       trustees must sign.

                                                       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                       CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
---------------------------------------------------------------------------------------------------------------------------------
                                     TRIANGLE          FOLD AND DETACH HERE          TRIANGLE